U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of Report (date of earliest event
                          reported): November 14, 2000



                                 Starfest, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  California                        0-27173                          95-4442384
--------------              ------------------------               -------------
  (state of                 (Commission File Number)               (IRS Employer
incorporation)                                                      I.D. Number)





                            4602 East Palo Brea Lane
                              Cave Creek, AZ 85331
                                  480-551-8280
             -------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                         9494 East Redfield Road, #1136
                              Scottsdale, AZ 85260
                                  480-551-8280
              -----------------------------------------------------
              (Former name or address if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

        On November 14, 2000, the Company engaged the firm of Kabani & Company, of Fountain Valley, California, as independent accountants for the Company. Prior to November 14, 2000, neither the Company, nor anyone on its behalf, had consulted with Kabani & Company concerning the accounting principles of any specific completed or contemplated transaction, any type of audit opinion on the Company's financial statements or any other material factor which might be considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 7.  Exhibits

        None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2000                           Starfest, Inc.



                                                   By/s/ Michael Huemmer
                                                     ---------------------------
                                                     Michael Huemmer, President